American Century Investments®
Quarterly Portfolio Holdings
Zero Coupon 2025 Fund
June 30, 2025

Zero Coupon 2025 - Schedule of Investments
JUNE 30, 2025 (UNAUDITED)

	Principal Amount ($)/Shares	Value ($)
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 36.1%
Resolution Funding Corp. Interest STRIPS, 0.00%, 1/15/26	16,800,000	16,431,264
Resolution Funding Corp. Interest STRIPS, 0.00%, 4/15/26	19,112,000	18,500,442
U.S. Treasury STRIPS Coupon, 0.00%, 8/15/25	2,600,000	2,587,386
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $37,249,701)		37,519,092
SHORT-TERM INVESTMENTS — 58.4%
Discount Notes(2) — 2.9%
Federal Home Loan Bank Discount Notes, 4.20%, 7/1/25	3,000,000	2,999,653
Money Market Funds — 4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,207,167	4,207,167
Treasury Bills(2) — 51.5%
U.S. Treasury Bills, 4.33%, 7/3/25	2,000,000	1,999,534
U.S. Treasury Bills, 4.30%, 7/17/25	1,000,000	998,162
U.S. Treasury Bills, 4.41%, 8/5/25	4,000,000	3,983,472
U.S. Treasury Bills, 4.54%, 8/7/25	6,000,000	5,973,819
U.S. Treasury Bills, 4.42%, 8/14/25	3,000,000	2,984,238
U.S. Treasury Bills, 4.34%, 8/19/25	19,000,000	18,888,603
U.S. Treasury Bills, 4.35%, 9/9/25	10,000,000	9,918,123
U.S. Treasury Bills, 4.27%, 9/11/25	2,000,000	1,983,066
U.S. Treasury Bills, 4.18%, 10/30/25	7,000,000	6,901,578
		53,630,595
TOTAL SHORT-TERM INVESTMENTS (Cost $60,843,233)		60,837,415
TOTAL INVESTMENT SECURITIES — 94.5% (Cost $98,092,934)		98,356,507
OTHER ASSETS AND LIABILITIES — 5.5%		5,770,780
TOTAL NET ASSETS — 100.0%		$104,127,287

NOTES TO SCHEDULE OF INVESTMENTS
Equivalent	–	Security whose payments are secured by the U.S. Treasury
STRIPS	–	Separate Trading of Registered Interest and Principal of Securities
(1)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$37,519,092	—
Short-Term Investments	$4,207,167	56,630,248	—
	$4,207,167	$94,149,340	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.